UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 22, 2014


                                GROGENESIS, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                      333-168337              42-1771870
(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)         Identification No.)

    Highway 79 North, Springville, TN                            38256
(Address of principal executive offices)                       (Zip Code)

         Registrant's telephone number, including area code 855-691-4764

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 22, 2014, we appointed Manfred G. von Nostitz as our Vice-President for the Asia-Pacific region. Mr. von Nostitz has held the position as President of the Asia Pacific Corporate Council based in Kuala Lumpur since 2005. In this role, he regularly advises Western companies on business opportunities in the Asia Pacific region. He has also acted as the Vice-President of Profound Automotive in Southeast Asia and as principal advisor to Southern Bank Group. With over three decades in the Canadian Foreign Service, he held the posts of Director General for South and Southeast Asia, the U.N. and Security & Intelligence, and served as High Commissioner to Malaysia and Brunei and as Ambassador to Pakistan/Afghanistan, Thailand, Laos and Myanmar. Mr. von Nostitz holds Bachelor of Arts degrees in International Economic Relations (University of Grenoble, Stockholm), Arts & Science, as well as a Master of Arts in Political Science from the University of Toronto.

On June 10, 2014, we appointed Ron Evinou and Stephen Moseley to the positions of Chief Financial Officer and Vice-President of Sales and Manufacturing respectively. Mr. Evinou has acted as Chief Financial Officer in the area of mergers and acquisitions for a John Deere dealer group and as a dealer member/advisor for three years to biannual meetings with Deere Ltd in the United States. From 1990 to 2002, he was the Chief Executive Officer and Chief Financial Officer for GeoLogistics, a freight forwarding company. Mr. Evinou is a Certified Professional Accountant and a Certified Management Accountant in Canada, and also holds a professional certification in supply chain logistics.

Mr. Moseley has been involved in the agribusiness industry since 1973. He is the former owner and President of Moseley Farms, which merged with Smith Farms in 2001 to become one of the leading farming operations in the United States according to the National Farm Bureau Federation. Since 2009, he has also acted as the principal of Richland EnviroSolutions LLC, a sustainable farming product and practices firm.

There was no arrangement or understanding between our current directors, our officers, or any other person and Mr. von Nostitz, Mr. Evinou, or Mr. Moseley pursuant to which they were appointed as officers. There is no material plan, contract or arrangement (whether or not written) to which Mr. Fewer is a party or in which he participates that was entered into in connection with his appointment.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROGENESIS, INC.


/s/ Joseph Fewer
---------------------------------
Joseph Fewer
President and CEO

Date: July 2, 2014

                                       3